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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into SCE Funding LLC's previously filed Registration Statement File No. 333-30785.


                                             Arthur Andersen LLP

Los Angeles, California
March 26, 1998